UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

May 22, 2007

ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER 0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF	(IRS EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)	NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 22, 2007, Astro-Med, Inc. (the "Company") issued a press release in which it disclosed unaudited financial information related to first quarter consolidated earnings. A copy of the press release relating to such announcement, dated May 22, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

Exhibit no.	Exhibit

99.1	Press Release dated May 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: May 22, 2007	ASTRO-MED, INC.

	By:	/s/ Joseph P. O'Connell

Joseph P. O'Connell
Vice President, Treasurer and Chief
Financial Officer


INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release Dated May 22, 2007
